UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

4/30

Date of reporting period:   10/31/11

Item 1.  Reports to Stockholders.

Semi Annual Report

October 31, 2011

CLASS A SHARES

Ticker Symbol CMGTX

CLASS C SHARES

Ticker Symbol CMGCX

CLASS I SHARES

Ticker Symbol CMGOX

1-866-CMG-9456

www.CMGARSFunds.net

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG Absolute Return Strategies Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholder,

The purpose of this letter is to review performance, provide a comparison of performance vs. appropriate benchmarks, and discuss our outlook for our strategy and what we believe is the best way for you to position the CMG Absolute Return Strategies Fund within your portfolio(s).  Additionally, I share my view on the overall direction of the U.S. equity and fixed income markets.

CMG Absolute Return Strategies Fund Update

The Fund (Class A shares) returned +0.80% over the past six months (April 30, 2011 through October 31, 2011) and is up 2.23% year?to?date net through October 31, 2011, net of fees. The Morningstar Multi?Alternative fund category, the Fund’s peer group, returned ?4.78% over the past six months (April 30, 2011 through October 31,2011) and is down 1.26% year?to?date through October 31, 2011. The benchmark for the Fund, the HFRI Macro Systematic Diversified Index, returned ?5.76% over the last six months (April 30, 2011 through October 31, 2011) and is down 3.25% year?to?date.

Mutual Funds involve risk including possible loss of principal. An investor should consider the Fund's investment objective, risks, charges, and expenses carefully before investing. This and other information about the CMG Absolute Return Strategies FundsTM is contained in the Fund's prospectus, which can be obtained by calling 1?866?CMG?9456 (1?866?264?9456). Please read the prospectus carefully before investing. The CMG Absolute Return Strategies FundsTM are distributed by Northern Lights Distributors, LLC, Member FINRA/SIPC. The performance data quoted here represents past performance. Current performance may be lower or higher than performance data quoted above. Investment return and principal value will fluctuate, so that shares, redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. For performance information current to the most recent month?end, please call toll?free 1?866?CMG?9456 or visit our website, www.cmgarsfunds.net.

The portfolio performed very well during the past six months, outpacing the Fund’s peer group and benchmark. The largest drivers of return were the Scotia Partners Growth S&P Plus Program (“Scotia”), the CMG SR Treasury Bond Program (“CMG SR”), the CMG Managed High Yield Bond Program (“CMG HY”) and the Traub Capital FX Strategy (“Traub”). Both Scotia and Traub were detractors from performance during the summer and have rebounded strongly over the past three months. Traub adjusted its portfolio exposure in July, moving from primarily a short dollar position to a long dollar position in expectation of a risk averse environment. As global markets declined in the wake of the ongoing European debt crisis, a flight to safety drove the U.S. dollar significantly higher against most G10 currencies, particularly the Aussie and Canadian Dollars and the Euro. Scotia capitalized on the market volatility, generating returns on both long and short trades. While the core of the model was positioned for short trades due to a bearish market outlook, the severity of market declines and reversions provided opportunities for both oversold and overbought trades in the S&P 500.

The Fund’s fixed income allocations also performed well, particularly during the summer sell?off that prompted a flight to quality. The AIFS Active U.S. Treasury Management Strategy and CMG SR were both long U.S. Treasury Bonds during the quarter, contributing strongly during August and September. With respect to the Fund’s high yield bond exposure, both the Anchor Capital Long/Short High Yield Bond Strategy (“Anchor”) and CMG HY generated strong returns during the quarter. While Anchor generated strong returns from short high yield positions, CMG HY moved to cash and sidestepped the drawdowns in August and September, before getting long high yields in October at lower prices and more attractive yields.

We are pleased with the Fund’s performance during a particularly difficult several months and believe the portfolio is well positioned to continue its strong performance in 2012. In our previous letter, we discussed how volatility impacts tactical investment strategies and our belief that volatility would impact all asset classes including tactical and alternative investments. The lack of volatility in the post?crash recovery phase caused issues for tactical trading strategies and I believe that unique reversion period is behind us and a better period for trading strategies has returned. We have made several changes in the portfolio over the past six months and have increased allocations to our high yield, long short equity and currency strategies. It remains our goal to achieve attractive, moderate returns in both up and down trending markets coupled with zero correlation to traditional stock and bond investments. Of course, there is no guarantee that this objective will be met.

Market Outlook

The past six months have further confirmed our view that the global economic recovery and cyclical bull market that began in March 2009 are coming to an end. The ongoing European debt crisis is driving Europe into a recession and has increased the probability of a recession in the U.S. We also believe the likelihood of a global recession is much higher and is likely to be more severe than was expected just six months ago. While the current headline is the European debt crisis, the bigger story is the staggering amount of debt the developed world (U.S., EU and Japan) must deal with.

As in Europe, the U.S. and Japan must make difficult choices with respect to taxes, debt and unemployment. Europe faces the added difficulty of a single currency union across very heterogeneous economies with no fiscal union and no real central bank. There is no easy solution to the European crisis and the immediate response of fiscal austerity, and in some cases, brutal austerity, has created a downward spiral: higher bond yields lead to more calls for austerity which in turn leads to lower growth and higher unemployment which in turn leads to higher debt and a greater chance of default. Over the past year, politicians have propagated the myth that fiscal austerity is stimulative, creating growth through confidence in fiscal prudence. While getting your financial house in order can create fertile ground for long?term economic growth, its impact in the short term is painful as highlighted in a recent study entitled Painful Medicine, released by the IMF’s research department. In the study, economists Laurence Ball, Daniel Leigh and Prakash Loungani answer the question: Does deficit reduction lead to stronger growth and job creation in the short run? The study covers the last 30 years, reviewing 173 episodes of fiscal consolidation in 17 advanced economies. Through their research, Ball and Leigh conclude that a fiscal consolidation of 1% of GDP reduces incomes by 0.6% and raises the unemployment rate by almost a half percent within two years. If you raise my taxes and reduce my ability to borrow, I have less to spend. If this happens to all of us at the same time, the economy slows. This dynamic can’t be fixed overnight. While far from economically depressing, the results don’t point to growth as a result of austerity. In most of these cases, accommodative central bank monetary policy and currency devaluation has helped the medicine go down, but in many economies interest rates are already at or near zero and everyone can’t devalue their currency at the same time.

Europe in particular doesn’t have the ability to make this adjustment less painful. The ECB is not a true central bank and is legally prohibited from disproportionately purchasing bonds of EMU (European Monetary Union)

members. The currency devaluation that Greece, Italy and Spain so desperately need is also out of their reach due to the Euro currency union. The result is austerity (higher taxes and budget cuts) without the counteractive stimulus to soften the blow, ultimately resulting in contraction and higher debt to GDP ratios. The increasing debt burdens have investors demanding higher returns for holding European bonds and have even brought into question the debt ratings of core Euro countries like France, Belgium and even Germany. Typically, a liquidity crisis such as this could be resolved through Central Bank asset purchases that would allow the country to manage its borrowing costs while at the same time providing liquidity to the banking system (like the Federal Reserve in the U.S.). Unfortunately, the Euro is a currency union and not a fiscal union and the European Central Bank has a very strict legal mandate with respect to purchasing bonds of member countries that Germany, asthe ultimate backer of the Euro, is currently not prepared to restructure. Despite ongoing discussions and attempts to financially engineer staggering amounts of money, there is no easy way out for Europe.

While the European situation has some unique characteristics, the U.S. and Japan face the same challenges: ongoing deleveraging, an aging population, slower growth, exploding debt dynamics and political dysfunction. The problem is structural. All of these undercurrents point to sluggish economic growth or outright contraction in these countries. We anticipate recession and deflation now followed by inflation later as developed countries will look to reduce their debt burdens through devaluation. With respect to investment returns, we believe that valuation metrics and interest rate trends indicate muted returns for the foreseeable future in both equities and bonds as both asset classes face headwinds. The current secular bear market that began in 2000 remains intact and is likely to last another five to seven years based on the historical average duration of the last four long-term secular bear markets.

In this type of environment, it is important to protect long equity exposure by putting portfolio protection in place during periods of excessive investor optimism and unwind that protection during periods of excessive pessimism. With respect to bonds, duration management and the ability to trade bonds long and short or simply step aside in the interest of risk management is crucial in a rising interest rate environment. It is a period where I believe investors must think differently.

Kindest regards,

Stephen B. Blumenthal

 Portfolio Manager December 15, 2011

2681-NLD-12/21/2011

Additional Index Disclosure: The HFRI Macro Systematic Diversified Index Index tracks strategies using investment procedures that identify market opportunities containing trending or momentum characteristics across asset classes and other instruments. These Strategies normally focus on instruments that are highly liquid with short holding periods. There should be no more that 35% exposure to currencies or commodities across the portfolio. The Morningstar Multi?Alternative Category: This category of funds offers investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategiesand asset classes. An average Gross short exposure is greater than 20%. S&P 500 Total Return: is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large?cap stocks.  You cannot invest directly in an index.  Barclays Capital U.S. Aggregate Bond Index: covers the USD?denominated, investment?grade, fixed? rate, taxable bond market of SEC?registered securities. The index includes bonds from the Treasury, Government?Related, Corporate, MBS (agency fixed?rate and hybrid ARM pass?throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. The index was created in 1986, with index history backfilled to January 1, 1976.Source: barclayhedge.com.

CMG Absolute Return Strategies Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 2011

Shares	Security	Value
	MUTUAL FUNDS - 32.00%
	DEBT FUNDS - 27.70%
66,870	Access Flex High Yield Fund	$ 1,925,201
1,909,929	Artio Global High Income Fund LLC	19,366,682
136,565	Direxion Dynamic High Yield Bond Fund	1,928,551
383,334	Rydex Series Funds - Government Long Bond 1.2x Strategy Fund	5,911,007
84,804	Security High Yield Fund	985,425
123,393	SSgA High Yield Bond Fund	987,145
		31,104,011
	EQUITY FUNDS - 4.30%
117,200	ProShares UltraShort S&P 500 *	4,829,812

	TOTAL MUTUAL FUNDS
	( Cost - $34,401,922)	35,933,823

	INVESTMENT PARTNERSHIPS - 8.30%
110,000	PPB Advisors Alternative Series Fund, LP #	9,309,577
	TOTAL INVESTMENT PARTNERSHIPS
	( Cost - $11,000,000)

	SHORT-TERM INVESTMENTS - 58.51%
	MONEY MARKET FUNDS - 36.14%
27,584,813	Fifth Third Institutional Money Market Fund, 0.01% +	27,584,813
12,983,286	Rydex Series US Government Money Market Fund, 0.00% +	12,983,286
		40,568,099
Par Value	U.S. GOVERNMENT - 22.37%
$ 5,000,000	United States Treasury Bill, 0.01%, due 5/17/12 ^	4,999,826
20,102,000	United States Treasury Bill, 0.01%, due 1/26/12 ^	20,101,757
		25,101,583

	TOTAL SHORT-TERM INVESTMENTS	65,669,682
	( Cost - $65,669,682)

	TOTAL INVESTMENTS - 98.81%
	(Cost - 111,071,604) (a)	110,913,082
	OTHER ASSETS LESS LIABILITIES - 1.19%	1,314,459
	NET ASSETS - 100.00%	$ 112,227,541
	______________
	+ Money market fund; interest rate reflects seven-day effective yield on October 31, 2011.
	* Non-income producing security.
	^ - Collateral for futures.
	# - Affiliated company, see accompanying notes.

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appreciation:	$ 1,689,828
	Unrealized Depreciation:	(1,848,350)
	Net Unrealized Appreciation:	$ (158,522)
The accompanying notes are an intergral part of these financial statements.
CMG Absolute Return Strategies Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
October 31, 2011
		Unrealized
		Appreciation
Contracts	Security	(Depreciation)

	OPEN LONG FUTURES CONTRACTS
12	US 10yr Future December 2011	$ (14,062)
	(Underlying Face Amount at Value $1,548,756)
9	US 2yr Note (CBT) December 2011	(1,407)
	(Underlying Face Amount at Value $1,982,538)
13	US 5yr Note (CBT) December 2011	(3,047)
	(Underlying Face Amount at Value $1,593,917)
4	US Long Bond (CBT) December 2011	(4,750)
	(Underlying Face Amount at Value $556,124)
3	US Ultra Bond (CBT) December 2011	8,063
	(Underlying Face Amount at Value $457,125)
	TOTAL OPEN LONG FUTURES CONTRACTS	(15,203)

The accompanying notes are an intergral part of these financial statements.

CMG Absolute Return Strategies Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
October 31, 2011

Assets:
Unaffiliated Investments in Securities at Value (identified cost $100,071,604)	$101,603,505
Affiliated Investments in Securities at Value (identified cost $11,000,000)	9,309,577
Total Investments in Securities at Value (identified cost $111,071,604)	110,913,082
Deposits with Broker	2,561,355
Dividends and Interest Receivable	45,556
Receivable for Fund Shares Sold	213,034
Prepaid Expenses and Other Assets	10,176
Total Assets	113,743,203

Liabilities:
Payable for Securities Purchased	20,516
Payable for Fund Shares Redeemed	1,210,452
Due to Broker - Variation Margin	15,203
Accrued Advisory Fees	167,160
Accrued Distribution Fees	41,798
Payable to Other Affiliates	28,000
Accrued Expenses and Other Liabilities	32,533
Total Liabilities	1,515,662

Net Assets	$112,227,541

Net Asset Value, Offering and Redemption Price Per Share
Class A:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 10,791,141 shares outstanding)	$108,618,469
Net Asset Value and Redemption Price Per Share
($108,618,469/10,791,141 shares outstanding)	$ 10.07
Maximum Offering Price Per Share ($10.07/.9425)	$ 10.68

Class C Shares:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 363,651 shares outstanding)	$ 3,608,075
Net Asset Value, Offering and Redemption Price Per Share
($3,608,075/363,651 shares outstanding) (a)	$ 9.92

Class I Shares:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 99 shares outstanding)	$ 997
Net Asset Value, Offering and Redemption Price Per Share
($997/99 shares outstanding)	$ 10.07

Composition of Net Assets:
At October 31, 2011, Net Assets consisted of:
Paid-in-Capital	$108,493,172
Accumulated Net Investment Loss	(940,808)
Accumulated Net Realized Gain From Security Transactions	4,848,902
Net Unrealized Depreciation on:
Investments	(158,522)
Futures	(15,203)
Net Assets	$112,227,541
_______
(a) Class C Shares are subject to a 1.00% deferred sales charge on redemptions made within one year of purchase.

The accompanying notes are an intergral part of these financial statements.

CMG Absolute Return Strategies Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended October 31, 2011

Investment Income:
Dividend Income From Unaffiliated Companies	$ 556,889
Interest Income	9,270
Total Investment Income	566,159

Expenses:
Investment Advisory Fees	1,034,717
Distribution Fees- Class A	228,733
Administration Fees	65,079
Transfer Agent Fees	44,395
Registration & Filing Fees	24,725
Fund Accounting Fees	23,306
Distribution Fees- Class C	19,433
Printing Expense	18,542
Chief Compliance Officer Fees	16,427
Custody Fees	12,050
Audit Fees	8,177
Legal Fees	5,081
Trustees' Fees	2,773
Insurance Expense	2,521
Miscellaneous Expenses	1,008
Total Expenses	1,506,967
Net Investment Loss	(940,808)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Unaffiliated Investments	3,672,373
Futures Contracts	(1,423,044)
Net Change in Unrealized Appreciation (Depreciation):
Unaffiliated Investments	628,035
Affiliated Investments	(1,576,617)
Futures Contracts	375,283
Net Realized and Unrealized Gain on Investments	1,676,030

Net Increase in Net Assets Resulting From Operations	$ 735,222

The accompanying notes are an intergral part of these financial statements.

CMG Absolute Return Strategies Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	ended	ended
	October 31, 2011	April 30, 2011
Operations:	(Unaudited)
Net Investment Loss	$ (940,808)	$ (1,643,173)
Net Realized Gain on Investments and Futures Contracts	2,249,329	6,903,699
Net Change in Unrealized Depreciation on
Investments and Futures Contracts	(573,299)	(829,645)
Net Increase in Net Assets
Resulting From Operations	735,222	4,430,881

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued (1,098,773 and 4,460,629 shares, respectively)	10,972,413	43,360,043
Cost of Shares Redeemed (2,288,046 and 3,473,663 shares, respectively)	(22,762,403)	(33,839,619)
Total Class A Transactions	(11,789,990)	9,520,424

Class C Shares:
Proceeds from Shares Issued (36,774 and 211,229 , respectively)	361,082	2,028,485
Cost of Shares Redeemed (97,626 and 91,837 shares, respectively)	(952,478)	(898,301)
Total Class C Transactions	(591,396)	1,130,184

Class I Shares:
Proceeds from Shares Issued (99 and 0 shares, respectively)	986	-
Cost of Shares Redeemed	-	-
Total Class I Transactions	986	-
Net Increase (Decrease) in Net Assets Resulting From
Beneficial Interest Transactions	(12,380,400)	10,650,608

Increase (Decrease) in Net Assets	(11,645,178)	15,081,489

Net Assets:
Beginning of Period	123,872,719	108,791,230
End of Period**	$ 112,227,541	$ 123,872,719

** Includes undistributed net investment loss of:	$ 940,808	$ -

The accompanying notes are an intergral part of these financial statements.

CMG Absolute Return Strategies Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six Months		Year	Year
	Ended		Ended	Ended
	October 31, 2011		April 30, 2011	April 30, 2010*
	(Unaudited)
Net Asset Value, Beginning of Period	$ 9.99		$ 9.63	$ 10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.08)		(0.13)	(0.17)
Net gain (loss) from securities
(both realized and unrealized)	0.16		0.49	(0.20)
Total from operations	0.08		0.36	(0.37)

Net Asset Value, End of Period	$ 10.07		$ 9.99	$ 9.63

Total Return (b)	0.80%		3.74%	(3.70)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 108,618		$ 119,680	$ 105,869
Ratio of expenses to average net assets (c)	2.52%	(e)	2.51%	2.67%
Ratio of net investment loss
to average net assets (c)(d)	(1.57)%	(e)	(1.39)%	(1.72)%
Portfolio turnover rate	1,767%		4,523%	4,424%

__________
* Class A shares commenced operations on May 1, 2009.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each year.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Annualized for periods of less than one year.

The accompanying notes are an intergral part of these financial statements.

CMG Absolute Return Strategies Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Six Months		Year	Year
	Ended		Ended	Ended
	October 31, 2011		April 30, 2011	April 30, 2010*
	(Unaudited)
Net Asset Value, Beginning of Period	$ 9.88		$ 9.58	$ 10.00

Increase (Decrease) From Operations:
Net investment loss (a)	(0.11)		(0.19)	(0.22)
Net gain (loss) from securities
(both realized and unrealized)	0.15		0.49	(0.20)
Total from operations	0.04		0.30	(0.42)

Net Asset Value, End of Period	$ 9.92		$ 9.88	$ 9.58

Total Return (b)	0.41%		3.13%	(4.20)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 3,608		$ 4,193	$ 2,922
Ratio of expenses to average net assets (c)	3.12%	(e)	3.11%	3.27%
Ratio of net investment loss
to average net assets (c)(d)	(2.17)%	(e)	(1.96)%	(2.32)%
Portfolio turnover rate	1,767%		4,523%	4,424%

__________
* Class C shares commenced operations on May 1, 2009.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each year.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Annualized for periods of less than one year.

The accompanying notes are an intergral part of these financial statements.

CMG Absolute Return Strategies Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class I
	Period
	Ended
	October 31, 2011 *
	(Unaudited)
Net Asset Value, Beginning of Period	$ 9.96

Increase (Decrease) From Operations:
Net investment loss (a)	-
Net gain from securities
(both realized and unrealized)	0.11
Total from operations	0.11

Net Asset Value, End of Period	$ 10.07

Total Return (b)	1.10%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 1
Ratio of expenses to average net assets (c)	2.12%	(e)
Ratio of net investment loss
to average net assets (c)(d)	0.00%	(e)
Portfolio turnover rate	1,767%

__________
* Class I shares commenced operations on October 20, 2011.
(a) Per share amounts are calculated using the average shares method, which appropriately presents the per share data for each year.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Annualized for periods of less than one year.

The accompanying notes are an intergral part of these financial statements.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

October 31, 2011

1.

ORGANIZATION

CMG Absolute Return Strategies Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.

The Fund currently offers Class A, Class C and Class I shares. Class C shares are offered at net asset value and are subject to a 1.00% deferred sales charge on redemptions made within one year of purchase. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The investment objective of the Fund is to generate absolute return. Class A and Class C commenced operations on May 1, 2009.  Class I commenced operations on October 20, 2011.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  Exchange traded futures are valued at the settlement price determined by the exchange.  The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

In accordance with the aforementioned Procedures, the Fund used fair value prices to value PPB Advisors Alternative Series Fund, LP (“PPB”), an affiliated company.  As of October 31, 2011, the percentage of the Fund’s net assets invested in PPB was 8.30%.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

October 31, 2011

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2011 for the Fund’s assets and liabilities measured at fair value:

	Level 1	Level 2	Level 3	Total
Assets
Mutual Funds	$ 35,933,823	$ -	$ -	$ 35,933,823
Investment Partnerships	-	9,309,577	-	9,309,577
Short-Term Investments	40,568,099	25,101,583	-	65,669,682
Total Assets	76,501,922	34,411,160	-	110,913,082
Liabilities
Derivative Instruments*		-	15,203	15,203
Total Liabilities	$ -	$ -	$ 15,203	$ 15,203

*Derivative instruments include cumulative unrealized loss on futures contracts open at October 31, 2011.

 The Fund did not hold any Level 3 securities during the period.

 There were no significant transfers between Level 1 and Level 2 during the current period presented. It is the Fund's policy to record transfers into or out of Level 1 and 2 at the end of the reporting period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

October 31, 2011

Derivatives Disclosure –

Fair Values of Derivative Instruments in the Fund as of October 31, 2011:

Balance Sheet	Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value

Futures on interest rate	Payables, Net Assets -
contracts	Unrealized Depreciation	$ (15,203)

$ (15,203)

The effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2011:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on foreign currency	Net realized gain on future contracts/ Net change in
contracts	unrealized depreciation on futures contracts	$ -	$ 1,253,360

Futures on interest rate	Net realized gain on future contracts/ Net change in
contracts	unrealized depreciation on futures contracts	(1,423,044)	(878,077)

Total		$ (1,423,044)	$ 375,283

The derivative instruments outstanding as of October 31, 2011 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Futures Contracts – The Fund is subject to foreign currency exchange rate and interest rate risk in the normal course of pursuing its investment objective.  To manage foreign currency risk, the Fund may purchase or sell futures contracts.  Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Fund recognizes a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.  With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at year end are included in the Fund’s portfolio of investments.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

October 31, 2011

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions on returns filed for open tax years (2010) or expected to be taken in the Fund’s 2011 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending April 30, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be included in the April 30, 2012 annual report.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by CMG Capital Management Group, Inc. (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.75% of the average daily net assets of the Fund.  For the six months ended October 31, 2011, the Adviser earned advisory fees of $1,034,717.  The Adviser manages a portion of the Fund’s portfolio directly and allocates the remaining balance of the Fund’s assets among the Fund’s sub-advisers.  The Fund’s sub-advisers are Anchor Capital Management Group, Inc., AIFS, LLC, Heritage Capital, LLC, Howard Capital Management, Inc., Scotia Partners, Ltd., and Traub Capital Management, LLC.  The Adviser pays each sub-adviser a portion of its advisory fee.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until August 31, 2012, to ensure that Net Annual Fund Operating Expenses for each class of shares (exclusive of any front-end or contingent deferred sales loads, distribution and shareholder servicing (12b-1) fees, taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired or underlying fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 2.50% of the Fund’s average daily net assets of Class A, Class I, and Class C attributable to such class of shares.  During the six months ended October 31, 2011, there were no fees waived by the Adviser.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

October 31, 2011

Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  As of October 31, 2011, there were no fee waivers or expense reimbursements subject to recapture by the Adviser.

The Fund has entered into separate servicing agreements with GFS, whereby GFS will provide administrative, fund accounting and transfer agency services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

10 basis points or 0.10% per annum on the first $40 million in net assets

  8 basis points or 0.08% per annum on the next $100 million in net assets

  6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $24,000 plus $6,000 for each additional share class plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

  2 basis points or 0.02% on net assets of $25 million to $100 million

  1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the six months ended October 31, 2011, the Fund incurred expenses of $16,427 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the six months ended October 31, 2011, GemCom received $7,322 for providing such services.  The Printing Expense listed in the Statement of Operations includes the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)

October 31, 2011

pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay up to 0.40% and for Class A and 1.00% for Class C, respectively, per year of its average daily net assets for such distribution and shareholder service activities.  During the six months ended October 31, 2011, $228,733 and $19,433 were accrued under the Plan for Class A and Class C, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended October 31, 2011, the Distributor received underwriter commissions of $4,085 for sales of Class A shares.

Trustees – Effective July 1, 2011, with the approval of the Board, the Fund pays its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, the Fund paid its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund also pays the chairperson of the Audit committee its pro rata share of an additional $2,500 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the year ended October 31, 2011 amounted to $985,297,936 and $1,013,316,428, respectively.

5.

INVESTMENTS IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities.   Companies which are affiliates of a Fund at October 31, 2011 are noted in the Fund’s portfolio of investments.   Transactions during the period with companies which are affiliates are as follows:

Name of Issuer	Shares at Beginning of Year	Gross Additions	Income	Shares at End of Year	Value at the End of Year
PPB Advisors Alternative Series Fund, LP	110,000	$ -	$ -	110,000	$ 9,309,577

6.

TAX COMPONENTS OF CAPITAL

As of April 30, 2011, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Accumulated	Unrealized	Total
Ordinary	Long-Term	Loss	Capital &	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Other (Losses)	(Depreciation)	Earnings/(Deficits)
$ 2,204,069	$ 9,054	$ -	$ -	$ 786,024	$ 2,999,147

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on open futures contracts.

Permanent book and tax differences primarily attributable to net operating losses resulted in reclassification for the period ended April 30, 2011 as follows: a decrease in accumulated net investment loss of $1,643,173 and a decrease in accumulated net realized gain from security transactions of $1,643,173.

7.

NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.” ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

8.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CMG Absolute Return Strategies Fund

EXPENSE EXAMPLE (Unaudited)

October 31, 2011

As a shareholder of the CMG Absolute Return Strategies Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the CMG Absolute Return Strategies Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the CMG Absolute Return Strategies Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/11	Ending Account Value 10/31/11	Annualized Expense Ratio	Expense Paid During Period 5/1/11 – 10/31/11*
Actual
Class A	$1,000.00	$1,008.01	2.52%	$12.75
Class C	$1,000.00	$1,004.05	3.12%	$15.76
Class I **	$1,000.00	$1,000.27	2.12%	$ 0.64
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,012.50	2.52%	$12.78
Class C	$1,000.00	$1,009.48	3.12%	$15.80
Class I	$1,000.00	$1,014.52	2.12%	$10.76

* Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six-month period ended October 31, 2011 (184) divided by the number of days in the fiscal year (365).

** Class I Expenses Paid During Period- Actual are equal to the Fund’s annualized expense ratio of 2.12%, multiplied by the average account value over the  period, multiplied by 11 days and divided by 365 (to reflect the number of days in the period from October 20, 2011, commencement of operations, through October 31, 2011).

Renewal of Advisory Agreement – CMG Absolute Return Strategies Fund

In connection with a regular meeting held on December 13, 2010, the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”)       between CMG Capital Management Group, Inc. (“CMG Inc” or the “Adviser”) and the Trust, on behalf of the CMG Absolute Return Strategies Fund (the “Fund”).  In considering the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement. These materials included: (a) information on the investment performance of the Advisor’s similarly managed accounts, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements with respect to the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on (a) the overall organization of the Adviser; (b) investment management staffing; and (c) the financial condition of the Adviser.

In its consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the nature of CMG Inc’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed CMG Inc’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Fund.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of CMG Inc’s past performance as investment adviser to the Fund, as well as other factors relating to its track record.  The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that CMG Inc charges a 1.75% annual advisory fee based on the average net assets of the Fund.  The Board then discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees, considered the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Trustees concluded that the Fund’s advisory fee was acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds of comparable size.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

 Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered the profits realized by the Adviser from other activities related to the Fund. The Trustees concluded that the Adviser’s level of profitability from its relationship to Fund is not excessive.

  Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Agreement.

Renewal of Sub-Advisory Agreements

In connection with a regular meeting held on December 13, 2010, the Board of the Trust, including a majority of the Independent Trustees, discussed the renewal of sub-advisory agreement between Anchor Capital Management Group, Inc, Heritage Capital, LLC, Scotia Partners, LTD. and Traub Capital Management, LLC (the “Sub-Advisers”) and the Trust on behalf of the CMG Absolute Return Strategies Fund (the “Sub-Advisory Agreements”). In considering the Sub-Advisory Agreements, the Board received materials specifically relating to the Sub-Advisory Agreements. These materials included: (a) information on the investment performance of the Sub-Advisers’ similarly managed accounts, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements with respect to the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Sub-Advisers’ including information on (a) the overall organization of each Sub-Advisers’; (b) investment management staffing; and (c) the financial condition of each Sub-Advisers’.

In their consideration of the renewal of the Sub-Advisory Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling.   Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Sub-Advisory Agreements include the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of each Sub-Adviser’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Trustees concluded that each Sub-Adviser has the ability to provide a level of service consistent with the Board's expectations.

Performance.  The Board, including the Independent Trustees, considered each Sub-Adviser’s past performance with its existing accounts or investment model, as well as other factors relating to the Sub-Adviser’s track record. The Board concluded that each Sub-Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that the Adviser would compensate each Sub-Adviser based on the average net assets of the Fund for sub-advisory services as follows:

Fund

Annual Sub-Advisory Fee

Anchor Capital Management Group, Inc.

0.50%

Heritage Capital, LLC

0.50%

Scotia Partners, LTD.

0.50%

Traub Capital Management, LLC

0.70%

 The Trustees concluded that the Fund’s sub-advisory fees, as well as the expense ratio were acceptable in light of the quality of the services the Fund expected to receive from the Sub-Advisers, and the level of fees paid by funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

 Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Sub-Advisers in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits realized by the Sub-Advisers from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and its asset levels, they were satisfied that each Sub-Adviser’s level of profitability from its relationship with the Fund is not excessive.

 Conclusion. Having requested and received such information from the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Sub-Advisory fee structures are fair and reasonable and that renewal of the Sub-Advisory Agreements is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Sub-Advisory Agreements.

Portfolio Analysis as of October 31, 2011 (Unaudited)

Percent of
Net Assets
Short-Term Investments	58.51%
Mutual Funds	32.00%
Investment Partnerships	8.30%
Other Assets Less Liabilities	1.19%
Total	100.00%

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

CMG ABSOLUTE RETURN STRATEGIES FUND

Adviser	CMG Capital Management Group, Inc. 150 N. Radnor-Chester Road, Suite A150, Radnor, Pennsylvania 19087
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45263

\

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-CMG-9456.

CMG Absolute Return Strategies Fund

 4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-866-CMG-9456

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

 (a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

1/9/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

1/9/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

1/9/12